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                                                               EX-10.9
                       ANHEUSER-BUSCH COMPANIES, INC.
                         1989 INCENTIVE STOCK PLAN

             (AS AMENDED DECEMBER 20, 1989, DECEMBER 19, 1990,
                 DECEMBER 15, 1993, AND DECEMBER 20, 1995)

SECTION 1.    PURPOSE.

    The purpose of the Plan is to attract, retain, motivate and reward employees of the Company, its Subsidiaries and Affiliates with compensatory arrangements that involve Options and SARs.

SECTION 2.    DEFINITIONS.

   (a) "Act" means the Securities Exchange Act of 1934, as amended from time to time.

   (b) "Affiliate" means any entity in which the Company has a substantial direct or indirect equity interest (other than a Subsidiary), as determined by the Committee.

   (c)    "Board" means the Board of Directors of the Company.

   (d) "Code" means the Internal Revenue Code as in effect from time to time.

   (e) "Committee" means the Stock Option Committee described in Section 12 hereof.

   (f) "Company" means Anheuser-Busch Companies, Inc. and its successors.

   (g) "Disability" means the condition of being "disabled" within the meaning of Section 422(c)(6) of the Code or any successor provision.

   (h) "Eligible Employee" means a person who is eligible to receive an option under Section 4 of the Plan.

   (i) "Employer" means the Company, the Subsidiary, or the Affiliate which employs the Optionee.

   (j) "Fair Market Value" of Stock on a given date means (i) the average of the highest and lowest selling prices per share of Stock reported on the New York Stock Exchange Composite Tape or similar facility for such date, (ii) if Stock is not listed on the New York Stock Exchange, the average of the highest and lowest selling prices per share of Stock as reported for such date on the principal stock exchange in the U.S. on which Stock is listed (as determined by the Committee), or (iii) if neither of the preceding clauses is applicable, the value per share determined by the Committee in a manner consistent with the Treasury Regulations under
Section 2031 of the Internal Revenue Code. If no sale of Stock occurs on such date, but there were sales reported within a reasonable period both before and after such date, the weighted average of the means between the highest and lowest selling prices on the nearest date before and the nearest date after such date shall be used, with the average to be weighted inversely by the respective numbers of trading days between the selling dates and such date.


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   (k)    "ISO" or "Incentive Stock Option" means an option to purchase
Stock which is designated by the Committee as an "Incentive Stock Option" and which qualifies as an "incentive stock option" under Section 422 (or any successor provision) of the Code.

   (l)    "Limited Right" has the meaning given in Section 7.

   (m) "NQSO" or "Non-Qualified Stock Option" means an option to purchase Stock which is designated by the Committee as a "Non-Qualified Stock Option," or which is designated by the Committee as an ISO but which fails or ceases to qualify as an "incentive stock option" under the Code.

   (n)    "Option" means an ISO or an NQSO.

   (o)    "Option Agreement" means the written agreement referred to in
Section 5(a) between the Company and the Optionee evidencing an Option or SAR.

   (p) "Optionee" means a person to whom an Option or SAR is granted pursuant to the Plan.

   (q) "Plan" means the Anheuser-Busch Companies, Inc. 1989 Incentive Stock Plan, as amended from time to time.

   (r) "Reporting Person," as of a given date, means an Optionee who would be required to report a purchase or sale of Stock occurring on such date to the Securities and Exchange Commission pursuant to Section 16(a) of the Act and the rules and regulations thereunder.

   (s) "Rule 16b-3" means Rule 16b-3 (as amended from time to time) promulgated by the Securities and Exchange Commission under the Act, and any successor thereto, as in effect as to the Plan.

   (t) "SAR" means a stock appreciation right, which is the right to receive cash, Stock, or other property having a value on the date the SAR is exercised equal to (i) the excess of the Fair Market Value of one share of Stock on the exercise date over (ii) the base price of the SAR. The term "SAR" does not include a Limited Right.

   (u) "Stock" means shares of the common stock of the Company, par value $1.00 per share, or such other class or kind of shares or other securities as may be applicable under Section 10.

   (v) "Subsidiary" means a "subsidiary corporation" of the Company as defined in Section 424 (or any successor provision) of the Code.

   (w) "Withholding Taxes" means, in connection with an Option or SAR (including without limitation the receipt of Stock pursuant to the exercise of an NQSO or SAR or the disposition of ISO shares), (a) the total amount of Federal and state income taxes, social security taxes and other taxes which the Employer of the Optionee is required to withhold ("Required Withholding Taxes") plus (b) any other such taxes which the Employer, in its sole discretion, withholds at the request of the Optionee.



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SECTION 3.    MAXIMUM SHARES.

   (a) The maximum number of shares of Stock which may be issued to Eligible Employees pursuant to Options and SARs under the Plan shall be 22,000,000 shares, subject to adjustment as provided in Section 10. For this purpose:

       (i) Only shares actually issued pursuant to the grant or exercise of an Option or SAR shall be counted against the Plan maximum.

       (ii) Except to the extent prohibited by Rule 16b-3, Shares which are forfeited by an Optionee after issuance shall be deemed to have never been issued under the Plan and accordingly shall not be counted against the Plan maximum.

       (iii) The number of shares available for the grant of new Options and SARs at any particular time shall be (A) the maximum number of shares specified above (as adjusted), minus (B) the sum of the number of shares issued under the Plan prior to that time and the number of shares issuable upon exercise of Options and SARs outstanding at that time.

In its discretion, the Company may issue treasury shares or authorized but previously unissued shares.

   (b) Notwithstanding paragraph (a) above, the maximum number of shares for which ISOs may be granted under the Plan shall be 22,000,000 shares, subject to adjustment as provided in Section 10, regardless of the fact that a lesser number of shares is issued pursuant to the exercise of ISOs.

   (c) Shares issued under other plans of the Company shall not be counted against the Plan maximum.

   (d) Notwithstanding any other provisions of this Plan, the maximum number of options that may be granted to any Eligible Employee during any calendar year shall be 500,000, subject to adjustment as provided in
Section 10.

SECTION 4.    ELIGIBILITY.

    Officers and management employees of the Company, Subsidiaries or Affiliates shall be eligible to receive Options and SARs under the Plan. A Director of the Company or a Subsidiary or an Affiliate shall be eligible only if he or she also is an officer or employee of the Company, a Subsidiary or an Affiliate. Notwithstanding the foregoing, persons employed only by Affiliates shall not be eligible to receive ISOs.







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SECTION 5.    OPTION AND SAR GRANTS.

   (a) Subject to the limitations in this Plan, the Committee may cause the Company to grant Options and/or SARs to such Eligible Employees, at such times, in such amounts, for such periods, becoming exercisable at such times, with such option prices or base prices, and subject to such other terms, conditions, and restrictions as the Committee deems appropriate. Each Option or SAR shall be evidenced by a written Option Agreement between the Company and the Optionee. In granting an Option or SAR, the Committee may take into account any factor it deems appropriate and consistent with the purpose of the Plan. Options and/or SARs may be granted as additional compensation to the Optionee, or in lieu of other compensation. The Committee may delegate to officers of the Company from time to time the authority to determine the sizes, dates, and other terms and conditions of Options and/or SARs granted hereunder, provided that (i) the Committee may impose such limitations and conditions upon any such delegated authority as it deems appropriate, and (ii) the Committee may not delegate any such authority with respect to Options or SARs granted to a Reporting Person.

   (b) Options and SARs may be granted separately or as alternatives to each other, except that (i) Options and SARs shall be granted as alternatives to each other only if the option prices and the base prices are equal, (ii) Limited Rights shall not be granted separately, and shall be granted only as alternatives to Options and/or SARs, (iii) SARs and/or Limited Rights which are alternatives to ISOs may be granted only at the same time the ISO is granted, and (iv) SARs which are alternatives to Options, and Limited Rights which are alternatives to Options or SARs, shall expire or terminate at the same time as the Option or SARs to which they are alternatives.

   (c) All or any portion of any payment to an Optionee whether in cash or shares of Stock, may be deferred to a later date if and as provided in the Option Agreement. Deferrals may be for such periods and upon such terms and conditions (including the provision of interest, dividend equivalents, or other return on such amounts) as the Committee may determine.

   (d) Option Agreements may contain any provision approved by the Committee, not inconsistent with Section 9, relating to the period for exercise after termination of employment, death or Disability.

   (e) Option Agreements may, in the discretion of the Committee, contain a provision permitting an Optionee to designate the person who may exercise an Option or SAR upon the Optionee's death, either by Will or by appropriate notice to the Company.

   (f) Notwithstanding any other provision of this Section 5, (i) no Option or SAR shall contain a so-called "reload" feature under which Options or SARs are automatically granted to Optionees upon exercise of Options or SARs, and (ii) no Option or SAR shall be granted in exchange for a so-called "underwater" Option or SAR which has an option price or base price in excess of the Fair Market Value of the Stock (nor shall an underwater Option or SAR be amended to reduce its option price or base price).

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SECTION 6.    PROVISIONS GOVERNING OPTIONS AND SARS.

   (a) If Options and SARS are alternatives to each other, the exercise of all or part of one automatically shall cause an immediate equal and corresponding termination of the other.

   (b) An Optionee shall have none of the rights of a shareholder with respect to shares of Stock subject to his or her Option or SAR until shares are issued in his or her name.

   (c) Nothing in the Plan or any Option Agreement shall confer on any person any right or expectation to continue in the employ of his or her Employer, or shall interfere in any manner with the absolute right of the Employer to change or terminate such person's employment at any time for any reason or for no reason.

   (d) Options and SARs shall not be transferable other than by will or the laws of descent and distribution, and shall be exercisable during the Optionee's lifetime only by the Optionee or his or her guardian or legal representative.

   (e) Except as provided in Section 10(b), (A) the option price per share of an Option or the base price of an SAR shall not be less than Fair Market Value on the Option's or the SAR's grant date, nor less than the par value of a share of Stock, except that an SAR which is an alternative to an Option but which is granted at a later time may have a base price equal to the option price even though the base price is less than Fair Market Value on the date the SAR is granted.

   (f) The grant of an Option and the Option Agreement for an Option must clearly identify the Option as either an ISO or as an NQSO.

   (g) In the case of an SAR, the Option Agreement may specify the form of payment of SARs or may provide that the form is to be determined at a later date, and may require the satisfaction of any rules or conditions in connection with receiving payment in any particular form. If the Optionee is a Reporting Person at the time of grant or during the SAR's term and is given an election to receive cash in full or partial settlement of an SAR, the Committee shall have sole discretion to approve or disapprove such election at any time after it is made.












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SECTION 7.    LIMITED RIGHTS.

   (a) The Committee shall have authority to grant limited stock appreciation rights ("Limited Rights") to the holder of any Option or SARs granted under the Plan (the "Related Option or SAR") with respect to all or some of the shares of Stock covered by such Related Option or SAR. A Limited Right may be granted either at the time of grant of the Related Option or SAR or (except in the case of an ISO) at any time thereafter during its term. A Limited Right may be granted to an Optionee with respect to Options irrespective of whether such Optionee is being granted or has been granted an SAR. Limited Rights shall be transferable only when the Related Option or SAR is transferable and under the same conditions, and shall be exercisable during the Optionee's lifetime only by the Optionee or his or her guardian or legal representative. If an ISO is a Related Option to Limited Rights, the Limited Rights may be exercised only if the Fair Market Value per share of Stock on the exercise date exceeds the option price per share of the ISO. A Limited Right may be exercised only during the sixty-day period beginning on an "Acceleration Date"(as defined in Section 11(a) hereof); provided, however, that if the Acceleration Date occurs within the six month period following the grant of the Limited Right or the grant of the Related Option or SAR, whichever is applicable as provided below, to a Reporting Person, then the Limited
Right will be exercisable by the Reporting Person for a period of thirty days following expiration of such six-month period, or, if earlier, thirty days following the Optionee's death or Disability. Each Limited Right shall be exercisable only if, and to the extent that, the Related Option or SAR is exercisable (ignoring paragraph (j) below). Notwithstanding the provisions of the two immediately preceding sentences, no Limited Right may be exercised by a Reporting Person until the expiration of six months from the date of grant of the Limited Right unless otherwise permitted by Rule 16b-3 in the case of an SAR granted prior to the grant of the Limited Right.

   (b) Upon the exercise of Limited Rights, the holder thereof shall receive in cash whichever of the following amounts is applicable:

          (i) in the case of an exercise of Limited Rights by reason of an acquisition of Stock described in Section 11(a), an amount equal to the Acquisition Spread (as defined in paragraph (d) below); or

         (ii) in the case of an exercise of Limited Rights by reason of shareholder approval of an agreement described in Section 11(a), an amount equal to the Merger Spread (as defined in paragraph (f) below);

        (iii) in the case of an exercise of Limited Rights by reason of a change in the composition of the Board of Directors as described in
    Section 11(a), an amount equal to the Board Change Spread (as defined in paragraph (g) below);

         (iv) in the case of an exercise of Limited Rights by reason of stockholder approval of a plan of liquidation described in Section 11(a), an amount equal to the Liquidation Spread (as defined in paragraph (i) below);

provided, however, that if an ISO is a Related Option to the Limited Rights, the cash received for each Right shall not exceed 100% of the

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spread under the ISO, i.e., the difference between the option price of the
ISO and the Fair Market Value of Stock on the date the Limited Right is exercised.

   (c) The term "Acquisition Price per Share" as used in this Section shall mean, with respect to the exercise of any Limited Right by reason of an acquisition of Stock described in Section 11(a), the greater of (i) the highest price per share of Stock stated on the Schedule 13D, 14D-1 or similar schedule (or amendment thereto) filed by the holder of 50% or more of the Company's voting power which gives rise to the exercise of such Limited Right, and (ii) the highest Fair Market Value per share of Stock during the sixty-day period ending on the date the Limited Right is exercised.

   (d) The term "Acquisition Spread" as used in this Section shall mean an amount equal to the product computed by multiplying (i) the excess of (A) the Acquisition Price per Share over (B) the option or base price per share of Stock at which the Related Option or SAR is exercisable, by (ii) the number of Limited Rights being exercised.

   (e) The term "Merger Price per Share" as used in this Section shall mean, with respect to the exercise of any Limited Right by reason of shareholder approval of an agreement described in Section 11(a), the greater of (i) the fixed or formula price for the acquisition of shares of Stock specified in such agreement if such fixed or formula price is determinable on the date on which such Limited Right is exercised, and
(ii) the highest Fair Market Value per share of Stock during the sixty-day period ending on the date on which such Limited Right is exercised. Any securities or property which are part or all of the consideration paid for shares of Stock pursuant to such agreement shall be valued in determining the Merger Price per share at the higher of (A) the valuation placed on such securities or property by the corporation, person or other entity which is a party with the Company to such agreement or (B) the valuation placed on such securities or property by the Committee.

   (f) The term "Merger Spread" as used in this Section shall mean an amount equal to the product computed by multiplying (i) the excess of (A) the Merger Price per Share over (B) the option or base price per share of Stock at which the Related Option or SAR is exercisable, by (ii) the number of Limited Rights being exercised.

   (g) The term "Board Change Spread" as used in this Section shall mean, with respect to the exercise of any Limited Rights by reason of a change in the composition of the Board described in Section 11(a), an amount equal to the product computed by multiplying (i) the excess of (A) the highest Fair Market Value per share of Stock during the sixty-day period ending on the date the Limited Rights are exercised over (B) the option or base price per share of Stock at which the Related Option or SAR is exercisable, by (ii) the number of Limited Rights being exercised.

   (h) The term "Liquidation Price per Share" as used in this Section shall mean, with respect to the exercise of any Limited Right by reason of shareholder approval of a plan of liquidation described in Section 11(a) the greater of (i) the highest amount paid or to be paid per share of Stock


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pursuant to the plan of liquidation as determined by the Committee and
(ii) the highest Fair Market Value per share of Stock during the sixty-day period ending on the date on which such Limited Right is exercised. Any securities or property which (A) are part or all of the consideration paid for shares of Stock pursuant to such plan of liquidation or (B) are to be sold and the proceeds distributed in liquidation shall be valued in determining the Liquidation Price per share at the higher of (i) the valuation placed on such securities or property by the Company upon the distribution of such securities or property in accordance with the plan of liquidation, if known, at the time of the exercise of such Limited Right, or (ii) the valuation placed on such securities or property by the Committee.

   (i) The term "Liquidation Spread" as used in this Section shall mean an amount equal to the product computed by multiplying (i) the excess of (A) the Liquidation Price per Share over (B) the option or base price per share of Stock at which the Related Option or SAR is exercisable, by (ii) the number of Limited Rights being exercised.

   (j) Notwithstanding any other provision of the Plan, an SAR may not be exercised at a time when any Limited Rights held by the holder of such SAR may be exercised.

   (k) Notwithstanding the provisions of Section 7(a) above, if an Acceleration Date specified in Section 11(a)(i) occurs and if such Date occurs in connection with a Window Period Situation, then each Optionee who is a Restricted Reporting Person may exercise his or her Limited Rights only during the Window Period immediately following the Acceleration
Date, subject to the following exceptions: (i) if the Acceleration Date occurs during the six-month period following the grant of a Limited Right or the grant of the Related Option or SAR, whichever is applicable as provided in the last sentence of Section 7(a) above, then such Limited Right may be exercised by such Optionee only during the Window Period immediately following the expiration of such six-month period or, if earlier, following the death or Disability of such Optionee; and (ii) if such Acceleration Date or the expiration of such six-month period (as applicable) occurs during a Window Period, such Optionee may exercise such Limited Right either during the remainder of such Window Period or during the next whole Window Period thereafter. For the purposes of this paragraph, a "Window Period Situation" exists (A) if one or more Reporting Persons are the "Person" or members of the group constituting the "Person" specified in Section 11(a)(i) below, or (B) if, by excluding all voting securities acquired by the "Person" directly from the Company, no Acceleration Date would occur. Each Reporting Person specified in clause
(A) above, and all Reporting Persons in the case of a clause (B) Window Period Situation, are "Restricted Reporting Persons" for the purposes of this paragraph. A "Window Period" is the period defined from time to time in paragraph (e)(3)(iii) of Rule 16b-3, or the corresponding paragraph(s) of any successor to Rule 16b-3.





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SECTION 8.    STOCK ISSUANCE, PAYMENT, AND WITHHOLDING.

   (a) An Optionee may pay the option price of an Option in cash, Stock (including shares of previously-owned Stock, or Stock issuable in connection with the Option), or other property, to the extent permitted or required by the Option Agreement or the Committee from time to time. The Committee may permit deemed or constructive transfers of shares in lieu of actual transfer and physical delivery of certificates. Except to the extent prohibited by applicable law, the Committee or its delegate may take any necessary or appropriate steps in order to facilitate the payment of any such purchase price. Without limiting the foregoing, the Committee may allow the Optionee to defer payment of the option price, or may cause the Company to loan the option price to the Optionee or to guaranty that any shares to be issued will be delivered to a broker or lender in order to allow the Optionee to borrow the purchase price. The Committee may require satisfaction of any rules or conditions in connection with paying the Option price at any particular time, in any particular form, or with the Company's assistance.

   (b) When the Optionee's Employer becomes required to collect and pay Required Withholding Taxes, the Optionee shall promptly reimburse the Company or Employer (as required by the Committee) for the amount of such Required Withholding Taxes in cash, unless the Option Agreement or the Committee permits or requires payment in another form. In the discretion of the Committee or its delegate and at the Optionee's request, the Committee or its delegate may cause the Company or Employer to pay Withholding Taxes in excess of Required Withholding Taxes on behalf of an Optionee, which shall be reimbursed by the Optionee. The Committee may allow an Optionee to reimburse the Company or Employer for payment of Withholding Taxes with shares of Stock or other property. The
Committee may require the satisfaction of any rules or conditions in connection with any non-cash payment of Withholding Taxes. If an Optionee is a Reporting Person at the time of grant or during the Option's term and is given an election to pay any Withholding Taxes with Stock, the Committee shall have sole discretion to approve or disapprove such election at any time after the election is made.

   (c) If provided in the Option Agreement relating to an ISO, the Committee may prohibit the transfer by an Optionee of shares of Stock issued to him or her upon exercise of an ISO into the name of a nominee, and the Committee may require the placement of a legend on certificates for such shares reflecting such prohibition.

SECTION 9.    FORFEITURES.

   (a) If any Optionee voluntarily terminates employment within two years of the grant of an Option or SAR, or is dismissed from employment at any time for any reason, such Option or SAR shall immediately terminate and be forfeited to the extent not previously exercised.

   (b)  Notwithstanding any other provision in this Plan except paragraph
(c) below, the receipt of any Option or SAR, and the receipt of any share of Stock, cash, or other benefit in connection with such Option or SAR, shall be subject to the following provisions:


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       (i) At all times during his or her employment with the Company or a
    Subsidiary or Affiliate, the Optionee shall continuously satisfy his or her duties of loyalty and faithful service to the Company and his or her Employer and shall refrain from engaging in any undisclosed conflict of interest or from otherwise acting in any manner inimical to or contrary to the best interests of the Company or Employer. Any violation of law or of any Company or Employer policy or the Business Practices and Ethics Manual (or any manual, or portion thereof, which replaces such Manual) of the Company shall be considered conduct inimical to or contrary to the best interests of the Company and Employer for the purposes of this Section 9(b). The exercise of any Option or SAR, or the acceptance of any share of stock, cash, or other benefit hereunder in connection with any Option or SAR shall be deemed to be the certification by the Optionee that he or she has satisfied this condition. In addition, the Optionee shall furnish to the Committee on request any other information concerning satisfaction of such condition which the Committee may request.

       (ii) This Section 9(b) is intended to establish, as a condition to the realization of economic benefits under the Plan, a standard of conduct consistent with (A) the duties of loyalty and faithful performance of services imposed on an employee by the common law, and
    (B) the Company's and Employer's published standards and policies which the Optionee is bound to observe. This Section 9(b) shall in no way impair or derogate from the rights or remedies which the Company or Employer may have at law or in equity or under any employment contract or agreement with an Optionee to prevent or to recover damages for the disclosure of trade secrets, or to recover any restitution or damages properly owing the Company or Employer because of any theft, fraud, embezzlement, or other illegal conduct on the part of an Optionee.

      (iii) If the Committee determines that an Optionee has not observed the standard of conduct required by this Section 9(b), the Committee may require the Optionee to forfeit any right to or in any outstanding Option or SAR, as of the date such determination is made, and may require repayment of any Stock or cash received in connection with any Option or SAR by such Optionee after the act or acts of misconduct which gave rise to the Committee's determination.

       (iv) This Section 9(b) shall not be interpreted as requiring the Committee to take action in each and every instance of suspected misconduct, and in determining to attempt to enforce the forfeiture and repayment provisions of this Section 9(b), the Committee may consider, among other things, the nature of the misconduct, its seriousness, the impact on the Company, the possible economic effects, the circumstances surrounding the discontinuance of the Optionee's employment with the Employer, and the amount of proof which the Employer may have of any alleged misconduct. Any decision by the Committee to forego enforcement of this Section 9(b) in whole or in part in any particular instance shall in no way constitute a waiver of the right to enforce such Section in any other instance.

        (v) During the period of any investigation into whether an Optionee has engaged in conduct prohibited by this Section 9(b), the Optionee's rights to receive delivery of any Stock or cash, or to have any transfer of Stock recognized on the stock books of the Company, shall be suspended. An Optionee may exercise Options or SARs subject to the prior sentence.
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   (c)  The Committee may include in an Option Agreement such provisions as it shall deem appropriate, in its discretion, to deter competition with the Company, a Subsidiary or an Affiliate, including provisions pertaining to the refund of any economic benefit received by an Optionee from exercising an Option. In addition, the Committee may waive, in whole or part, and for any reason the Committee deems appropriate, any termination of an Option or group of Options caused by this Section 9.

   (d) The provisions of this Section 9 shall terminate upon the occurrence of an Acceleration Date described in Section 11.

SECTION 10.   ADJUSTMENTS AND ACQUISITIONS.

   (a) In the event of (i) any change in the outstanding shares of Stock by reason of any stock split, combination of shares, stock dividend, reorganization, merger, consolidation, or other corporate change having a similar effect, (ii) any separation of the Company including a spin-off or other distribution of stock or property by the Company, or (iii) any distribution to stockholders generally other than a normal dividend, the Committee shall make such equitable adjustments to the Plan and to outstanding Options, SARs and Limited Rights as it shall deem appropriate in order to prevent the dilution or enlargement of (a) the Options, SARs and Limited Rights which may be granted, the shares of Stock which may be issued, or the shares for which ISOs may be granted under the Plan, (b) the economic value of outstanding Options, SARs and Limited Rights or (c) the limitations imposed by Section 3(d) of this Plan, provided, however, that the Committee shall not make any adjustment which would constitute or result in an increase in the aggregate number of Shares available under the Plan, or the annual limit on the number of options which may be granted to an Eligible Employee under Section 3(d) of this Plan, requiring shareholder approval under Section 422 or Section 162(m) of the Code. Any such determination by the Committee shall be conclusive and binding on all concerned.

   (b) In the event the Company or a Subsidiary enters into a transaction described in Section 424(a) of the Code with any other corporation, the Committee may grant Options, SARs, or Limited Rights to employees or former employees of such corporation in substitution of stock options, stock appreciation rights or limited stock appreciation rights previously granted to them by such corporation upon such terms and conditions as shall be necessary to qualify such grant as a substitution described in Section 424(a) of the Code.

SECTION 11.   ACCELERATION.

   (a) If, while unexercisable Options or SARs remain outstanding under the Plan,

        (i) any Person (as defined herein) becomes the beneficial owner directly or indirectly (within the meaning of Rule 13d-3 under the Act) of more than 50% of the Company's then outstanding voting securities (measured on the basis of voting power);

      (ii) the shareholders of the Company approve a definitive agreement to merge or consolidate the Company with any other corporation, other than an agreement providing for (x) a merger or consolidation which

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

    would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company, at least 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (y) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person acquires more than 50% of the combined voting power of the Company's then outstanding securities;

      (iii) a change occurs in the composition of the Board of Directors during any period of twenty-four consecutive months such that individuals who at the beginning of such period were members of the Board of Directors cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Company's shareholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved; or

       (iv) the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company's assets, then on the date as of which any of the events described in clauses (i) through (iv) occurs (such date being referred to as an "Acceleration Date"), each Option and SAR automatically shall become exercisable. For purposes of this paragraph, "Person" shall have the meaning given in
Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof; however, a Person shall not include (aa) the Company or any of its subsidiaries, (bb) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its subsidiaries, (cc) an underwriter temporarily holding securities pursuant to an offering of such securities, or (dd) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Stock.

   (b) Except to the extent prohibited by Rule 16b-3 in the case of Reporting Persons, the Committee may accelerate the date on which any Options and SARs become exercisable and may remove any restrictions on such Options or SAR at any time after grant and for any reason the Committee deems appropriate.

   (c) All Options and SARs shall automatically become exercisable upon a termination of employment caused by the death or Disability of the Optionee.





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
SECTION 12.   ADMINISTRATION.

   (a) The Plan shall be administered by a Stock Option Committee appointed by the Board consisting of three or more persons, each of whom at all times shall be a member of the Board, a "disinterested person" as defined in Rule 16b-3 and an "outside director" within the meaning of Section 162(m)(4)(C)(i) of the Code. Committee members shall not be eligible for selection to receive Options or SARs under the Plan. The initial Committee shall consist of the members of the "Stock Option Committee" administering the Anheuser-Busch 1981 Non-Qualified Stock Option Plan at the time this Plan is adopted by the Board.

   (b) A majority of the members of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the members of the Committee, shall be the acts of the Committee. From time to time the Committee may adopt, amend, and rescind such rules and regulations for carrying out the Plan and implementing Option Agreements, and the Committee may take such action in the administration of the Plan, as it deems proper. The interpretation of any provisions of the Plan by the Committee shall be final and conclusive unless otherwise determined by the Board.

SECTION 13.   AMENDMENT, TERMINATION, SHAREHOLDER APPROVAL.

   (a) The Board may amend or terminate the Plan at any time, except that without the approval of the Company's shareholders, no amendment shall (i) increase the maximum number of shares issuable, or the maximum number of shares for which ISOs may be granted, under the Plan, (ii) change the class of persons eligible to be Optionees, (iii) change the annual limit on options which may be granted to an Eligible Employee provided in Section 3(d) or (iv) change the provisions of this Section 13(a).

   (b) The Committee may amend the Plan from time to time to the extent necessary to (i) comply with Rule 16b-3 and (ii) prevent benefits under the Plan from constituting "applicable employee remuneration" within the meaning of Section 162(m) of the Code.

   (c)  No Options or SARs may be granted under the Plan after September
26, 1999.

   (d) Notwithstanding any other provision of the Plan, no Option or SAR granted under the Plan on or after December 15, 1993 may be exercised unless and until either (i) the amendment to the Plan adopted by the Board on December 15, 1993 which added Section 3(d) to this Plan is approved by the Company's shareholders within twelve months of such adoption, or (ii) if earlier, the Company receives an opinion of counsel or other evidence satisfactory to it that such shareholder approval is not required by the Code in order to prevent benefits under the Plan from constituting "applicable employee remuneration" within the meaning of Section 162(m) of the Code.

   (e) The approval by shareholders described in this Section shall consist of the approving vote of the holders of a majority of the outstanding shares of Stock present (in person or by proxy) at a meeting of the shareholders at which a quorum is present, unless a greater vote is required by the Company's charter or by-laws or by applicable law.

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

SECTION 14. ADDITIONAL PAYMENTS.

    The Committee may grant an Optionee the right to receive additional compensation in cash or other property (in addition to any cash or other property payable under the terms of the Option or SAR itself) upon an Option or SAR becoming exercisable or being exercised provided that (i) in the case of an ISO such compensation is includible in income under Sections 61 and 83 of the Code at the time of such exercise and (ii) no such right may be granted in connection with any SAR or Limited Right which is an alternative to an ISO.

SECTION 15.   MISCELLANEOUS.

   (a) Each provision of the Plan and each Option Agreement relating to an ISO shall be construed so that each ISO shall be an incentive stock option as defined in Section 422 of the Code or any statutory provision that may replace Section 422, and any provisions thereof which cannot be so construed shall be disregarded. Except as provided in Section 9, no discretion granted or allowed to the Committee under the Plan shall apply to an ISO after its grant except to the extent the Option Agreement with respect to the ISO grant shall so provide. Notwithstanding the foregoing, nothing shall prohibit an amendment to an Option Agreement with respect to an ISO which would change its status to an NQSO, so long as the Company and the Optionee shall consent to such amendment.

   (b) Without amending the Plan, Options and SARs may be granted to Eligible Employees who are foreign nationals or who are employed outside the United States or both, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to further the purposes of the Plan. Such different terms and conditions may be reflected in Addenda to the Plan. However, in the case of an ISO, no such different terms or conditions shall be employed if such term or condition constitutes, or in effect results in, an increase in the aggregate number of shares which may be issued under the Plan or a change in the definition of Eligible Employee.

   (c) Notwithstanding any other provision in the Plan, the Committee shall not act with respect to any Reporting Person in a manner which would contravene any requirement of Rule 16b-3 as in effect at the time of such action.

   (d) Amendments to this Plan which were adopted by the Board on December 15, 1993 shall not apply to Options granted prior to that date except for
(i) the definition of "Required Withholding Tax" now contained in Section 2(w) and (ii) the amendment adding the express authority for beneficiary designations which is contained in Section 5(e).









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